EXHIBIT 99.2

                                                               EXECUTION VERSION

             SEPARATION AGREEMENT AND GENERAL RELEASE OF ALL CLAIMS

          This Separation Agreement and General Release of all Claims (this "Agreement") is entered into by and between Bluefly, Inc., a Delaware Corporation (the "Company"), and E. Kenneth Seiff (the "Executive") and effective as of August 26, 2004 (the "Effective Date").

          In consideration of the promises set forth in this Agreement, the Executive and the Company (the "Parties") hereby agree as follows:

1. Entire Agreement. This Agreement, together with Exhibit A hereto, is the entire agreement between the Parties with respect to the subject matter hereof and contains all agreements, whether written, oral, express or implied, between the Parties relating thereto and supersedes and extinguishes any other agreement relating thereto, whether written, oral, express or implied, between the Parties, including, without limitation, the Employment Agreement between the Parties, dated as of December 31, 2002 (the "Employment Agreement"); provided, that (i) no rights or obligations established under any such superseded agreement and specifically preserved by this Agreement are extinguished and (ii) the Stock Option Agreements between the Company and the Executive dated as of February 26, 1998; January 22, 1999; December 22, 1999; July 12, 2000; October 12, 2000 (three agreements dated as of such date); December 26, 2002 (two agreements dated as of such date); January 27, 2003; and February 17, 2004 (collectively, the "Stock Option Agreements") shall survive the Termination Date and remain in effect in accordance with their terms. Other than this Agreement, the Stock Option Agreements and as otherwise explicitly stated herein, there are no agreements of any nature whatsoever between the Executive and the Company that survive this Agreement. This Agreement may not be modified or amended, nor may any rights under it be waived, except in a writing signed and agreed to by the Parties.

2. Termination of Employment. The Parties hereby agree that Executive's employment and any and all appointments he holds with the Company and any of its affiliates or subsidiaries (collectively, the "Company Group"), whether as officer, employee, consultant, agent or otherwise, shall cease as of November 30, 2004 (the "Termination Date"). From the Effective Date through the Termination Date, the Executive shall serve as an employee of the Company and shall have responsibility for evaluating the Company's relationships with its European vendors and providing a written report with respect thereto to the Company not later than the Termination Date. In addition, the Executive shall make himself reasonably available during the period beginning on the Effective Date and ending on the Termination Date to make one business trip of up to two
(2) weeks in duration to Europe in connection with the performance of his duties hereunder (on which trip the Executive may take one additional agreed-upon employee of the Company and the cost of which (in respect of both the Executive and such additional employee), not to exceed $10,000 in total, shall be reimbursed by the Company in accordance with Section 4.B of this Agreement). Effective as of the Termination Date, the Executive shall have no authority to act on behalf of the Company or any other member of the Company Group, and shall not hold himself out as having such authority or otherwise act in an executive or other decision making capacity for or on behalf of the Company or any member of the Company Group. As of the Effective Date, the Executive shall resign, and cease to serve, as each of the Chief Executive Officer, Treasurer and Chairman of the Board of Directors of the Company (the

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"Board"), a member of the Board and any other officer position with any member of the Company Group.

3. Compensation Prior to Termination Date. Subject to the reasonable performance of the Executive's duties and responsibilities set forth in Section 2 of this Agreement, from the Effective Date through the Termination Date, the Company will continue to pay the Executive's annual base salary, at an annual rate equal to $275,000, in accordance with the Company's usual payroll practices. In addition, through the Termination Date, the Executive will continue to participate in the Company's employee benefit plans and arrangements in accordance with their terms.

4. Entitlements Following Termination Date.

          In consideration for the Executive's entering into this Agreement and subject to Sections 8.D and 10.A of this Agreement, the Company will provide the Executive with the following compensation and benefits following the Termination Date, which the Executive acknowledges are in excess of the compensation and benefits to which he is legally entitled under the Employment Agreement or otherwise:

       A. Salary Continuation Payments. The Company shall continue to pay to the Executive his base salary at an annual rate equal to $275,000 during the period beginning on the Termination Date and ending on June 30, 2005 (the "Severance Period"), and such payments (the "Salary Continuation Payments") shall be made in accordance with the Company's regular payroll practices. Notwithstanding the above, payment of the Salary Continuation Payments is conditioned upon the Executive (i) signing and delivering to the Company, on or about the Termination Date, a release in the form of Exhibit A hereto (the "Executive General Release") and (ii) not having revoked the Executive General Release during the seven-day revocation period applicable thereto. Accordingly, on or about the Termination Date, the Executive shall execute and deliver to the Company the Executive General Release.

       B. Reimbursement of Expenses Subject to the limitation set forth in
Section 2 above, the Company shall reimburse the Executive for all reasonable and documented out-of-pocket expenses incurred by the Executive through the Termination Date in the performance of his services to the Company in accordance with the expense reimbursement policies of the Company.

       C. Benefit Plans. During the period beginning on the Termination Date and ending on the first anniversary thereof, the Executive shall continue to participate in the Company's medical, dental and hospitalization plans as in effect on the Effective Date, and any Company-sponsored life insurance coverage provided to the Executive on the Effective Date, provided, that the Company may elect, in lieu of continuing the Executive's participation in any such plan or coverage, to pay to the Executive the cost of replacement coverage therefore; provided, further, that the Company may fulfill such obligation in respect of medical coverage by paying the Executive's premiums under COBRA to the extent allowed by applicable law and the Executive shall timely elect COBRA coverage if so requested by the Company. The Company's obligations under this Section 4.C shall cease upon the Executive becoming eligible for similar benefits with a subsequent employer.

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       D. Incentive Award. Section 4.b of the Employment Agreement shall survive the Termination Date in accordance with its terms.

       E. Existing Equity. The Stock Option Agreements shall survive the Termination Date in accordance with their terms and the Executive's rights thereunder, including, without limitation, the vesting and exercisability of the options subject thereto, shall be governed by the applicable Stock Option Agreement. The parties acknowledge and agree that (i) each of the options subject to the Stock Option Agreements shall become fully vested upon the Termination Date; (ii) the stock options subject to the Stock Option Agreements dated as of February 26, 1998; January 22, 1999; December 22, 1999; July 12, 2000; and October 12, 2000 shall remain exercisable for the thirty (30) day period following the Termination Date; and (iii) the stock options subject to the Stock Option Agreements dated as of December 26, 2002; January 27, 2003; and February 17, 2004 shall remain exercisable until the first anniversary of the Termination Date. The stock options represented by the Stock Option Agreements shall continue to be subject to Section 8.c of the Employment Agreement.

       F. Option Award. On the Effective Date, the Company shall grant to the Executive an Option (the "Option") to purchase 100,000 shares of common stock of the Company, par value $0.01 per share (each, a "Share"). The Option shall be fully vested and exercisable upon the Effective Date and shall survive until the first anniversary of the Termination Date. The Option shall have an exercise price per share equal to the closing price of a Share on the Effective Date.

5. Return of Company Property. No later than the Termination Date, the Executive shall return to the Company all originals and copies of papers, notes and documents (in any medium, including computer disks), whether property of the Company Group or not, prepared, received or obtained by the Executive or his counsel during the course of, and in connection with, his employment with the Company or any member of the Company Group, and all equipment and property of the Company Group which may be in the Executive's possession or under his control (other than the cell phone, Apple computer and related peripherals used by the Executive during his employment, all of which shall become property of the Executive on the Termination Date), whether at the Company's offices, the Executive's home or elsewhere, including all such papers, work papers, notes, documents and equipment in the possession of the Executive and his counsel. The Executive agrees that he and his family and counsel shall not retain copies of any such papers, work papers, notes and documents. Notwithstanding the foregoing, the Executive may retain copies of any employment, compensation, benefits or shareholders agreements between the Executive and the Company (including the Stock Option Agreements), this Agreement and any employee benefit plan materials distributed generally to participants in any such plan by the Company. On the Termination Date, all telephone and other accounts being paid by the Company on the Executive's behalf shall be terminated and all company credit cards shall be returned to the Company and canceled. To the extent any charges are made by the Executive using company accounts or credit cards after the Termination Date, such charges will be solely the Executive's responsibility.

6. Survival of Restrictive Covenants. Sections 6 and 9 of the Employment Agreement shall survive the Termination Date and remain effective for the periods described therein; provided, that, in consideration of the Company's execution of this Agreement and the payment of amounts and provision of benefits hereunder, the "Non-Competition Period" for purposes of

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Section 6 of the Employment Agreement shall be the twenty-four (24) month period commencing on the Termination Date; provided, that Section 6 of this Agreement as it relates to Section 6(a)(iv) of the Employment Agreement shall not prohibit the Executive from employing or retaining, or having or causing any other person or entity to employ or retain, any person not employed by any member of the Company Group during the six-month period preceding such conduct (provided that such conduct does not otherwise violate Section 6 of this Agreement).

7. Nondisparagement; Communications. The Executive hereby agrees not to defame or disparage any member of the Company Group (including but not limited to any shareholder of the Company), its products, services, finances, financial condition, capabilities or other aspect of its business, or any former or existing employees, managers, directors, officers or agents of, or contracting parties with, any member of the Company Group in any medium to any person or entity without limitation in time. Notwithstanding this provision, the Executive may confer with his legal representative or make truthful statements as required by law. The Company hereby agrees not to defame or disparage the Executive in any medium to any person or entity without limitation in time. Notwithstanding this provision, the Company may confer in confidence with its legal representative or make truthful statements as required by law. Subject to the foregoing, the Company shall have sole and complete discretion regarding the timing, content and any and all aspects of its internal, external and media communication, including press releases, concerning Executive's employment by the Company and the termination thereof. The Company and the Executive shall reasonably agree upon guidelines regarding the substance and extent of any communications to be made by the Executive regarding his employment by the Company and the termination thereof, and the Executive shall not participate in any such communication that violates such guidelines.

8. Acknowledgment and Release by the Executive.

       A. In consideration of the Company's execution of this Agreement and the payment of amounts and provision of benefits hereunder, and except with respect to the Company's obligations arising under or preserved in this Agreement, the Executive, for and on behalf of himself and his heirs and assigns, hereby waives and releases any common law, statutory or other complaints, claims, charges or causes of action arising out of or relating to the Executive's employment or termination of employment with, or his serving in any capacity in respect of, any member of the Company Group, both known and unknown, in law or in equity, which the Executive may now have or ever had against any member of the Company Group or any shareholder, employee, director or officer of any member of the Company Group (collectively, the "Company Releasees"), including, without limitation, any claim for any severance benefit which but for this Agreement might have been due the Executive under any previous agreement executed by and between any member of the Company Group and the Executive, and any complaint, charge or cause of action arising out of his employment with the Company Group under the Age Discrimination in Employment Act of 1967 ("ADEA," a law which prohibits discrimination on the basis of age), the National Labor Relations Act, the Civil Rights Act of 1991, the Americans With Disabilities Act of 1990, Title VII of the Civil Rights Act of 1964 and the Employee Retirement Income Security Act of 1974, all as amended; and all other federal, state and local laws. By signing this Agreement the Executive acknowledges that he intends to waive and release any rights known or unknown he may have against the Company Releasees under these laws.

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       B. The Executive acknowledges that he has not filed any complaint, charge, claim or proceeding against any of the Company Releasees before any local, state or federal agency, court or other body relating to his employment or the resignation thereof (each individually a "Proceeding"). The Executive represents that he is not aware of any basis on which such a Proceeding could reasonably be instituted. The Executive (i) acknowledges that he will not initiate or cause to be initiated on his behalf any Proceedings and will not participate in any Proceeding, in each case, except as required by law; and (ii) waives any right he may have to benefit in any manner from any relief (whether monetary or otherwise) arising out of any Proceeding, including any Proceeding conducted by the Equal Employment Opportunity Commission ("EEOC"). Further, the Executive understands that by entering into this Agreement, he will be limiting the availability of certain remedies that he may have against the Company and limiting also his ability to pursue certain claims against the Company Releasees. Notwithstanding the above, nothing in this Section 8 shall prevent the Executive from (i) initiating or causing to be initiated on his behalf any complaint, charge, claim or proceeding against the Company before any local, state or federal agency, court or other body challenging the validity of the waiver of his claims under ADEA contained in Section 8.A. of this Agreement (but no other portion of such waiver); (ii) initiating or participating in an investigation or proceeding conducted by the EEOC with respect to ADEA; or (iii) initiating a proceeding solely for the purpose of enforcing his rights under this Agreement.

       C. The Executive acknowledges that he has been given twenty-one (21) days from the date of receipt of this Agreement to consider all the provisions of this Agreement and he does hereby knowingly and voluntarily waive said given twenty-one (21) day period. THE EXECUTIVE FURTHER ACKNOWLEDGES THAT HE HAS READ THIS AGREEMENT CAREFULLY, HAS BEEN ADVISED BY THE COMPANY TO CONSULT AN ATTORNEY, AND FULLY UNDERSTANDS THAT BY SIGNING BELOW HE IS GIVING UP CERTAIN RIGHTS WHICH HE MAY HAVE TO SUE OR ASSERT A CLAIM AGAINST ANY OF THE COMPANY RELEASEES, AS DESCRIBED IN THIS SECTION 8 AND THE OTHER PROVISIONS HEREOF. THE EXECUTIVE ACKNOWLEDGES THAT HE HAS NOT BEEN FORCED OR PRESSURED IN ANY MANNER WHATSOEVER TO SIGN THIS AGREEMENT AND THE EXECUTIVE AGREES TO ALL OF ITS TERMS VOLUNTARILY.

       D. The Executive shall have seven days from the date of his execution of this Agreement to revoke this Agreement, including the release given under this
Section 8 with respect to all claims referred to herein (including, without limitation, any and all claims arising under ADEA). Notwithstanding any other provision of this Agreement, if the Executive revokes this Agreement including, without limitation, the release given under this Section 8, the Executive will be deemed not to have accepted the terms of this Agreement, including any action required of the Company by any Section of this Agreement.

9. Acknowledgment and Release by the Company.

       A. In consideration of the Executive's execution of this Agreement, and except with respect to the Executive's obligations arising under or preserved in this Agreement, the Company, for and on behalf of itself and its successors and assigns, hereby waives and releases any common law, statutory or other complaints, claims, charges or causes of action arising out of

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or relating to the Executive's employment or termination of employment with, or his serving in any capacity in respect of, any member of the Company Group, both known and unknown, in law or in equity, which the Company may now have or ever had against Executive and his heirs, successors or assigns (collectively, the "Executive Releasees"); provided, that the Company does not waive or release any claim hereunder with respect to any felony or misdemeanor by the Executive which causes demonstrable harm to any member of the Company Group.

       B. The Company acknowledges that it has not filed any complaint, charge, claim or proceeding against the Executive before any local, state or federal agency, court or other body relating to the Executive's employment or the termination thereof (each individually a "Company Proceeding"). The Company represents that it is not aware of any basis on which such a Company Proceeding could reasonably be instituted. The Company (i) acknowledges that it will not initiate or cause to be initiated on its behalf any Company Proceedings and will not participate in any Company Proceeding, in each case, except as required by law; and (ii) waives any right it may have to benefit in any manner from any relief (whether monetary or otherwise) arising out of any Company Proceeding. Further, the Company understands that by entering into this Agreement, it will be limiting the availability of certain remedies that it may have against the Executive and limiting also its ability to pursue certain claims against the Executive Releasees.

       C. The Company acknowledges that it has been given twenty-one (21) days from the date of receipt of this Agreement to consider all the provisions of this Agreement and it does hereby knowingly and voluntarily waive said given twenty-one (21) day period. THE COMPANY FURTHER ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT CAREFULLY, HAS CONSULTED AN ATTORNEY, AND FULLY UNDERSTANDS THAT BY SIGNING BELOW IT IS GIVING UP CERTAIN RIGHTS WHICH IT MAY HAVE TO SUE OR ASSERT A CLAIM AGAINST THE EXECUTIVE AND THAT IT IS ENTERING INTO THIS AGREEMENT VOLUNTARILY.

10. Availability of Relief.

       A. Notwithstanding any other provision of this Agreement, in the event that the Executive receives notice in writing from the Company of any material breach of Section 6 or 9 of this Agreement by the Executive and the Executive cures such breach within ten (10) days of the date he receives such notice, then the Company will continue the benefits or payments that are subsequently due under Sections 4.A, 4.B, 4.C or 4.D of this Agreement; provided, that, the Executive shall not be entitled to such payments or benefits for periods during which he is in material breach of Section 6 or 9 of this Agreement; provided, further, that the Company shall have no further obligation to provide such payments and benefits if the Executive fails to so cure such material breach.

       B. The Executive acknowledges and agrees that the remedy at law available to the Company for breach of any of his post-termination obligations under this Agreement, including but not limited to his obligations under Sections 6, 7 and 8 of this Agreement, would be inadequate and that damages flowing from such a breach may not readily be susceptible to being measured in monetary terms. Accordingly, the Executive acknowledges, consents and agrees that, in addition to any other rights or remedies which the Company may have at law, in equity or under this Agreement, upon adequate proof of his violation of any such provision of this

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Agreement, the Company shall be entitled to immediate injunctive relief and may obtain a temporary order restraining any threatened or further breach, without the necessity of proof of actual damage and without any requirement of posting a bond.

11. Representations; Warranties; Covenants.

       The Company represents and warrants to the Executive that it: (i) has all requisite legal and corporate power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement; (ii) all corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all the Company's obligations hereunder has been taken; and (iii) this Agreement, when executed and delivered, shall constitute valid and legally binding obligations of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Company agrees that on the Termination Date it shall execute and deliver to Executive a general release substantially in the form of Exhibit A attached hereto.

12. Miscellaneous.

       A. Notices. Any notice given pursuant to this Agreement to any party hereto shall be deemed to have been duly given when mailed by registered or certified mail, return receipt requested, or by overnight courier, or when hand delivered as follows:

                             If to the Company:

                             Bluefly, Inc.
                             42 West 39th Street, 9th Floor
                             New York, NY 10018
                             Attention:  Chief Executive Officer

                             With a copy to:

                             Soros Private Equity Partners
                             888 Seventh Avenue
                             New York, NY  10106
                             Attn:  David Wassong

                             If to the Executive:

                             E. Kenneth Seiff 350 East 72nd Street, Apt. 15B New York, NY 10021

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                             With a copy to:

                             Eric A. Seiff
                             Seiff, Kretz & Abercrombie
                             645 Madison Avenue
                             New York, New York  10022

or at such other address as either party shall from time to time designate by written notice, in the manner provided herein, to the other party hereto.

       B. Successor. This Agreement shall be binding upon and inure to the benefit of the Parties, their respective heirs, successors and assigns.

       C. Taxes. The Executive shall be responsible for the payment of any and all required federal, state, local and foreign taxes incurred, or to be incurred, in connection with any amounts payable to the Executive under this Agreement. Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement all federal, state, local and foreign taxes that are required to be withheld by applicable laws and regulations.

       D. Severability. In the event that any provision of this Agreement is determined to be invalid or unenforceable, the remaining terms and conditions of this Agreement shall be unaffected and shall remain in full force and effect. In addition, if any provision is determined to be invalid or unenforceable due to its duration and/or scope, the duration and/or scope of such provision, as the case may be, shall be reduced, such reduction shall be to the smallest extent necessary to comply with applicable law, and such provision shall be enforceable, in its reduced form, to the fullest extent permitted by applicable law.

       E. Non-Admission. Nothing contained in this Agreement shall be deemed or construed as an admission of wrongdoing or liability on the part of the Executive or on the part of the Company.

       F. No Mitigation. The Executive shall not be required to mitigate the amount of any payment provided for pursuant to this Agreement by seeking other employment and, to the extent that the Executive obtains or undertakes other employment, the payment will not be reduced by the earnings of the Executive from the other employment.

       G. Governing Law/Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts wholly made and performed in such state. Any dispute regarding this Agreement shall be heard before a federal or state court sitting in the Borough of Manhattan of the City of New York. In the event that the Executive brings any action to enforce his rights hereunder and he prevails in such action, the Company shall pay the Executive's reasonable and documented attorney's fees and costs in connection therewith. Except as provided in the immediately preceding sentence, each of the Parties shall be responsible for the payment of its own costs and expenses, including attorney fees, in the event of such a dispute.

       H. Indemnification; Reduction of Payments. Section 12 of the Employment Agreement shall survive the Termination Date in accordance with its terms.
Section 8.d of the Employment

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Agreement shall survive the Termination Date in accordance with its terms;
provided, that any payments, benefits and stock option vesting acceleration provided under this Agreement shall be considered an "Agreement Payment" for purposes of such Section.

       I. Counterparts. This Agreement may be executed by one or more of the Parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Agreement (or its signature page thereof) shall be deemed to be an executed original thereof.

            IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first written above.

                                           BLUEFLY, INC.

                                           By: /s/ David Wassong
                                               ---------------------------------
                                               Name:  David Wassong
                                               Title: Director

                                           EXECUTIVE

                                           /s/ E. Kenneth Seiff
                                           -------------------------------------

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                                                                       EXHIBIT A

                      GENERAL EXECUTIVE RELEASE AND WAIVER

          Reference is made to that certain Separation Agreement and General Release (the "Separation Agreement") entered into as of _________, 2004, by and between Bluefly, Inc. (the "Company") and E. Kenneth Seiff (the "Executive"). Capitalized terms not defined herein shall have the meaning ascribed to such terms in the Separation Agreement. The Termination Date is November 30, 2004.

          FOR GOOD AND VALUABLE CONSIDERATION, as set forth in the Separation Agreement (which is incorporated herein by reference as if set forth fully herein and made a part hereof), the receipt, sufficiency and adequacy of which is hereby acknowledged by the Executive's signature below, the Executive agrees as follows:

1. Acknowledgment and Release by the Executive.

       A. In partial consideration of the Company's execution of the Separation Agreement and the payment of amounts and provision of benefits thereunder, and except with respect to the Company's obligations arising under or preserved in this Release or the Separation Agreement, the Executive, for and on behalf of himself and his heirs and assigns, hereby waives and releases any common law, statutory or other complaints, claims, charges or causes of action arising out of or relating to the Executive's employment or termination of employment with, or his serving in any capacity in respect of, any member of the Company Group, both known and unknown, in law or in equity, which the Executive may now have or ever had against any member of the Company Group or any shareholder, employee, director or officer of any member of the Company Group (collectively, the "Company Releasees"), including, without limitation, any claim for any severance benefit which but for the Separation Agreement and this General Executive Release and Waiver (this "Release") might have been due the Executive under any previous agreement executed by and between any member of the Company Group and the Executive, and any complaint, charge or cause of action arising out of his employment with the Company Group under the Age Discrimination in Employment Act of 1967 ("ADEA," a law which prohibits discrimination on the basis of age), the National Labor Relations Act, the Civil Rights Act of 1991, the Americans With Disabilities Act of 1990, Title VII of the Civil Rights Act of 1964 and the Employee Retirement Income Security Act of 1974, all as amended; and all other federal, state and local laws. By signing this Release the Executive acknowledges that he intends to waive and release any rights known or unknown he may have against the Company Releasees under these laws.

       B. The Executive acknowledges that he has not filed any complaint, charge, claim or proceeding against any of the Company Releasees before any local, state or federal agency, court or other body relating to his employment or the resignation thereof (each individually a "Proceeding"). The Executive represents that he is not aware of any basis on which such a Proceeding could reasonably be instituted. The Executive (i) acknowledges that he will not initiate or cause to be initiated on his behalf any Proceedings and will not participate in any Proceeding, in each case, except as required by law; and (ii) waives any right he may have to benefit in any manner from any relief (whether monetary or otherwise) arising out of any Proceeding, including any Proceeding conducted by the Equal Employment Opportunity

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                                                                               2

Commission ("EEOC"). Further, the Executive understands that by entering into this Release, he will be limiting the availability of certain remedies that he may have against the Company and limiting also his ability to pursue certain claims against the Company Releasees. Notwithstanding the above, nothing in this
Section 1 shall prevent the Executive from (i) initiating or causing to be initiated on his behalf any complaint, charge, claim or proceeding against the Company before any local, state or federal agency, court or other body challenging the validity of the waiver of his claims under ADEA contained in this Section 1.A (but no other portion of such waiver); (ii) initiating or participating in an investigation or proceeding conducted by the EEOC with respect to ADEA; or (iii) initiating a proceeding solely for the purpose of enforcing his rights under the Separation Agreement or this Release.

       C. The Executive acknowledges that he has been given twenty-one (21) days from the Termination Date to consider all the provisions of this Release and he does hereby knowingly and voluntarily waive said given twenty-one (21) day period. THE EXECUTIVE FURTHER ACKNOWLEDGES THAT HE HAS READ THIS RELEASE CAREFULLY, HAS BEEN ADVISED BY THE COMPANY TO CONSULT AN ATTORNEY, AND FULLY UNDERSTANDS THAT BY SIGNING BELOW HE IS GIVING UP CERTAIN RIGHTS WHICH HE MAY HAVE TO SUE OR ASSERT A CLAIM AGAINST ANY OF THE COMPANY RELEASEES, AS DESCRIBED IN THIS SECTION 1 AND THE OTHER PROVISIONS HEREOF. THE EXECUTIVE ACKNOWLEDGES THAT HE HAS NOT BEEN FORCED OR PRESSURED IN ANY MANNER WHATSOEVER TO SIGN THIS RELEASE AND THE EXECUTIVE AGREES TO ALL OF ITS TERMS VOLUNTARILY.

       D. The Executive shall have seven days from the date of his execution of this Release to revoke this Release, including the release given under this
Section 1 with respect to all claims referred to herein (including, without limitation, any and all claims arising under ADEA). Notwithstanding any other provision of this Release, if the Executive revokes this Release the Executive will be deemed not to have accepted the terms of this Release, including any action required of the Company by any section of this Release or the Separation Agreement.

2. Acknowledgment and Release by the Company.

       A. In partial consideration of the Executive's execution of the Separation Agreement, and except with respect to the Executive's obligations arising under or preserved in this Release or the Separation Agreement, the Company, for and on behalf of itself and its successors and assigns, hereby waives and releases any common law, statutory or other complaints, claims, charges or causes of action arising out of or relating to the Executive's employment or termination of employment with, or his serving in any capacity in respect of, any member of the Company Group, both known and unknown, in law or in equity, which the Company may now have or ever had against Executive and his heirs, successors or assigns (collectively, the "Executive Releasees"); provided, that the Company does not waive or release any claim hereunder with respect to any felony or misdemeanor by the Executive which causes demonstrable harm to any member of the Company Group.

       B. The Company acknowledges that it has not filed any complaint, charge, claim or proceeding against the Executive before any local, state or federal agency, court or other body

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                                                                               3

relating to the Executive's employment or the termination thereof (each individually a "Company Proceeding"). The Company represents that it is not aware of any basis on which such a Company Proceeding could reasonably be instituted. The Company (i) acknowledges that it will not initiate or cause to be initiated on its behalf any Company Proceedings and will not participate in any Company Proceeding, in each case, except as required by law; and (ii) waives any right it may have to benefit in any manner from any relief (whether monetary or otherwise) arising out of any Company Proceeding. Further, the Company understands that by entering into this Release, it will be limiting the availability of certain remedies that it may have against the Executive and limiting also its ability to pursue certain claims against the Executive Releasees.

       C. The Company acknowledges that it has been given twenty-one (21) days from the date of receipt of this Release to consider all the provisions of this Release and it does hereby knowingly and voluntarily waive said given twenty-one
(21) day period. THE COMPANY FURTHER ACKNOWLEDGES THAT IT HAS READ THIS RELEASE CAREFULLY, HAS CONSULTED AN ATTORNEY, AND FULLY UNDERSTANDS THAT BY SIGNING BELOW IT IS GIVING UP CERTAIN RIGHTS WHICH IT MAY HAVE TO SUE OR ASSERT A CLAIM AGAINST THE EXECUTIVE AND THAT IT IS ENTERING INTO THIS RELEASE VOLUNTARILY.

3. No Admission. This Release does not constitute an admission of liability or wrongdoing of any kind by the Executive or the Company.

4. General Provisions.

       A. Other than as specifically stated in the Separation Agreement, the Release, when executed, and the Separation Agreement, contain the entire agreement between the Executive and the Company Group on the subject matter hereof, and there are no other understandings or agreements, written or oral, between them on the subject matter hereof. Except for the Separation Agreement (and as otherwise specifically stated therein), the Release fully supersedes and replaces any and all prior agreements or understandings, if any, between the Executive and the Company Group. The Release may not be changed or altered, except in a written document signed by an authorized representative of the Parties.

       B. A failure of the Company Group or the Executive to insist on strict compliance with any provision of the Release shall not be deemed a waiver of such provision or any other provision hereof. If any provision of the Release is determined to be so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable, and in the event that any provision is determined to be entirely unenforceable, such provision shall be deemed severable, such that all other provisions of the Release shall remain valid and binding upon the Executive and the Releasees.

       C. The Release shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts wholly made and performed in such state. Any dispute regarding the Release shall be heard before a federal or state court sitting in the Borough of Manhattan of the City of New York. Each of the Executive and the Releasees shall be responsible for the payment of its own costs and expenses, including attorney fees, in the event of such a dispute.

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                                                                               4

            IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand as of the day and year set forth opposite his signature below.

Dated: ______________________                  ---------------------------------
                                                       E. KENNETH SEIFF

                                           BLUEFLY, INC.

Dated: ______________________              By:
                                               ---------------------------------
                                               Name:
                                               Title: